Inventories	12 Months Ended
Dec. 31, 2024
Inventories
Inventories

6. Inventories

The inventories include only raw materials and supplies amounting to EUR 541k (December 31, 2023: EUR 24,801k), which are recoverable under the Company’s agreements with its collaboration partners. During the year ended December 31, 2024, the decrease in inventory of EUR 24,260k is primarily due to the write-down of raw materials amounting to EUR 23,670k which would have been recoverable under the previous GSK collaboration (refer to Note 3.1 for further information).

In the year 2023 and 2022, inventories in the amount of UR 47,129k and EUR 80,021k, respectively, were written off. Timelines related to the Pandemic Preparedness Agreement were ambitious with the aim of providing acute pandemic preparedness in Germany in the context of emerging COVID-19 variants. In 2023, CureVac identified a risk that necessary regulatory approvals needed to meet these timelines may not be achieved within the contractually agreed timeframe. After consultation with Zentrum für Pandemie-Impfstoffe und -Therapeutika (ZEPAI), CureVac applied for a timeline extension as foreseen under the agreement to avoid procurement of further substantial amounts of raw material at risk. As of December 31, 2023, it was considered unlikely that the extension would be granted. Additionally, a rapidly changing epidemiological environment no longer prompted an acute pandemic threat. Accordingly, inventories which had been stockpiled as required by the PPA, were written down to their net realizable value. Ultimately, the extension was not granted, whereupon CureVac and GSK jointly decided to terminate the agreement. In total, inventory in the amount of EUR 47,129k was written-off as of year-end. In 2022, raw materials, amounting to EUR 80,021k, which had been procured for the manufacturing of products to be sold to GSK, which sales did not materialize, were written-off.